THIRD AVENUE VARIABLE SERIES TRUST
THIRD QUARTER REPORT
September 30, 2025
THIRD AVENUE VALUE PORTFOLIO (THE “PORTFOLIO”)
The Portfolio is distributed by Foreside Fund Services, LLC. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Portfolio.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio Portfolio of Investments
at September 30, 2025 (Unaudited)
Shares	Security†	Value
Common Stocks - 93.91%
	Automotive - 9.06%
38,599	Bayerische Motoren Werke AG (Germany)	$3,890,292
168,100	Subaru Corp. (Japan)	3,425,761
		7,316,053
	Banks - 11.76%
258,541	Bank of Ireland Group PLC (Ireland)	4,280,746
354,930	Close Brothers Group PLC (United Kingdom) (a)	2,368,108
13,998	Comerica, Inc.	959,143
53,391	Deutsche Bank AG (Germany)	1,890,884
		9,498,881
	Brokerages & Exchanges - 1.23%
476,298	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	996,107
	Building Products - 8.74%
19,955	Boise Cascade Co.	1,542,920
55,726	Buzzi SpA (Italy)	3,070,778
94,100	Taiheiyo Cement Corp. (Japan)	2,442,693
		7,056,391
	Capital Equipment - 6.02%
33,500	Horiba, Ltd. (Japan)	2,831,416
59,300	Jeol, Ltd. (Japan)	2,031,478
		4,862,894
	Consumer Products - 1.77%
52,165	Misto Holdings Corp. (South Korea)	1,433,881
	Diversified Holding Companies - 8.94%
91,870	Ayala Corp. (Philippines)	762,110
416,335	CK Hutchison Holdings, Ltd. (Hong Kong)	2,735,314
101,300	Jardine Cycle & Carriage, Ltd. (Singapore)	2,252,253
331,858	Quinenco S.A. (Chile)	1,466,978
		7,216,655
	Energy - Refining & Marketing - 3.37%
659,047	Ultrapar Participacoes S.A. (Brazil)	2,721,754
	Forest Products & Paper - 1.17%
129,698	Interfor Corp. (Canada) (a)	945,918
	Insurance - 1.95%
342,691	Conduit Holdings, Ltd. (Bermuda)	1,575,209
	Materials/Diversified Chemicals - 1.55%
15,576	Rogers Corp. (a)	1,253,245
	Media - 1.54%
4,102,500	S4 Capital PLC (United Kingdom) (a)	1,240,566
	Metals & Mining - 14.95%
611,071	Capstone Copper Corp. (Canada) (a)	5,189,954
221,813	Lundin Mining Corp. (Canada)	3,308,787
56,108	Warrior Met Coal, Inc.	3,570,713
		12,069,454
	Non-U.S. Real Estate Operating Companies - 2.17%
3,074,400	Genting Singapore, Ltd. (Singapore)	1,752,714
	Oil & Gas Production & Services - 12.67%
772,323	Harbour Energy PLC (United Kingdom)	2,164,044
96,410	Subsea 7, S.A. (United Kingdom)	2,000,478
Shares	Security†	Value

	Oil & Gas Production & Services (continued)
67,119	Tidewater, Inc. (a)	$3,579,456
51,019	Valaris, Ltd. (a)	2,488,197
		10,232,175
	Transportation & Logistics - 7.02%
27,919,593	Cia Sud Americana de Vapores S.A. (Chile)	1,460,695
322,228	easyJet PLC (United Kingdom)	2,014,701
70,000	PALTAC Corp. (Japan)	2,190,188
		5,665,584
	Total Common Stocks (Cost $63,314,608)	75,837,481

Short-Term Investments - 5.13%
4,147,848	Dreyfus Treasury Securities Cash Management, Institutional Shares, 4.030% (b)	4,147,848
	Total Short-Term Investments (Cost $4,147,848)	4,147,848

Purchased Options - 0.26%
Total Purchased Options (see below for details) (Cost $335,012)	207,716

Total Investment Portfolio - 99.30%
(Cost $67,797,468)	80,193,045
Other Assets less Liabilities - 0.70%	561,857
NET ASSETS - 100.00% (Applicable to 3,460,676 shares outstanding)	$80,754,902
NET ASSET VALUE PER SHARE	$23.34

Notes:
(a)	Non-income producing security.
(b)	Rate disclosed represents 30-day yield at September 30, 2025.
†	U.S. issuer unless otherwise noted.

See accompanying Notes to the Quarterly Portfolio of Investments.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio Portfolio of Investments (continued)
at September 30, 2025 (Unaudited)
Purchased Options

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
SPDR S&P 500 ETF Trust, Put	Goldman Sachs & Co.	218	$14,522,724	625.00 USD	01/16/26	$207,716
Total Purchased Options (Cost $335,012)						$207,716

ETF: Exchange Traded Fund.

See accompanying Notes to the Quarterly Portfolio of Investments.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio Notes to the Quarterly Portfolio of Investments
September 30, 2025 (Unaudited)
Security valuation:
The Portfolio’s equity securities listed on an exchange market system will generally be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust's Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Portfolio determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Portfolio.
Securities that do not have a readily available current market value or that have been subject to a significant event occurring between the time of the last sales price and the close of the New York Stock Exchange (the “Exchange”) are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust's Board of Trustees. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the adopted valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to the policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s policies and procedures may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.
Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.
Securities listed on certain non-U.S exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) are fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets and are categorized as Level 2, as defined below. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the close of regular trading on the Exchange, as provided by an independent pricing service approved by the Board of Trustees.
In addition to utilizing an independent fair value pricing service for securities listed on certain non-U.S. exchanges as described above, the  Portfolio may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Portfolio prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.
Fair value measurements:
In accordance with the Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 820-10, Fair Value Measurements and Disclosures, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:
•	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

Third Avenue Variable Series Trust

Third Avenue Value Portfolio Notes to the Quarterly Portfolio of Investments
September 30, 2025 (Unaudited)
•	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and
•	Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Portfolio. The Portfolio considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
The following is a summary by level of inputs used to value the Portfolio’s investments as of September 30, 2025:
Assets	Total Value at 9/30/25	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs^	Level 3 Significant Unobservable Inputs
Common Stocks:
Automotive	$ 7,316,053	$ —	$ 7,316,053	$ —
Banks	9,498,881	959,143	8,539,738	—
Brokerages & Exchanges	996,107	996,107	—	—
Building Products	7,056,391	1,542,920	5,513,471	—
Capital Equipment	4,862,894	—	4,862,894	—
Consumer Products	1,433,881	—	1,433,881	—
Diversified Holding Companies	7,216,655	2,229,088	4,987,567	—
Energy - Refining & Marketing	2,721,754	2,721,754	—	—
Forest Products & Paper	945,918	945,918	—	—
Insurance	1,575,209	—	1,575,209	—
Materials/Diversified Chemicals	1,253,245	1,253,245	—	—
Media	1,240,566	—	1,240,566	—
Metals & Mining	12,069,454	12,069,454	—	—
Non-U.S. Real Estate Operating Companies	1,752,714	—	1,752,714	—
Oil & Gas Production & Services	10,232,175	6,067,653	4,164,522	—
Transportation & Logistics	5,665,584	1,460,695	4,204,889	—
Total Common Stocks	75,837,481	30,245,977	45,591,504	—

Short-Term Investments:	4,147,848	4,147,848	—	—
Total Short-Term Investments	4,147,848	4,147,848	—	—

Purchased Options:	207,716	—	207,716	—
Total Purchased Options	207,716	—	207,716	—

Total Value of Investments	$80,193,045	$34,393,825	$45,799,220	$—

^	Common stock securities categorized as Level 2 consist solely of securities listed on certain non-U.S. exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) that are fair valued daily by an independent fair value pricing service approved by the Board of Trustees.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio Notes to the Quarterly Portfolio of Investments (concluded)
September 30, 2025 (Unaudited)
For fair valuations using significant unobservable inputs, U.S. GAAP requires the Portfolio to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Portfolio had an amount of total transfers in or out of Level 3 during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the period ended September 30, 2025, there were no transfers in or out of Level 3.